SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2019

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of PAR Technology Corporation (the “Company”) was held on Monday, June 10, 2019 (the “Annual Meeting”). The final results of the stockholders’ vote on each of the proposals presented for a vote is as follows:

Proposal 1 - Election of Directors

The five (5) nominees for election to the Company’s Board of Directors were elected to serve until the 2020 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or, earlier, until his or her death, resignation, or removal, based upon the following votes:

Director Nominee        Votes For        Votes Withheld        Broker Non-Votes
Douglas G. Rauch        10,333,716        81,633            4,651,087
Cynthia A. Russo        9,830,778        584,621            4,651,087
Dr. John W. Sammon        9,618,242        797,156            4,651,087
Savneet Singh            10,354,162        61,237            4,651,087
James C. Stoffel        10,343,179        72,220            4,651,087

Proposal 2 - Non-binding Advisory Vote to Approve the Compensation of the Named Executive Officers

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Company's proxy statement was approved based upon the following votes:

For            Against            Abstained        Broker Non-Votes
9,578,351        320,259            516,789            4,651,087

Proposal 3 - Non-binding Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the	Compensation of the Named Executive Officers

With respect to the proposal to approve, on a non-binding, advisory basis, the frequency of future advisory votes to approve the Compensation of the Company’s Named Executive Officers as disclosed in the Company's proxy statement, a frequency of Every Year was approved based upon the following votes:

Every Year    Every Two Years    Every Three Years    Abstained    Broker Non-Votes
10,103,570    4,260            302,001            5,567        4,651,087

Based on these results, the Company will include a non-binding, advisory vote to approve the compensation of the Named Executive Officers in its proxy statement every year. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on Named Executive Officer compensation.  The Company is required to hold votes on frequency every six calendar years.

Proposal 4 - Approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan

The proposal to approve the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan as disclosed in the Company's proxy statement was approved based upon the following votes:

For            Against            Abstained        Broker Non-Votes
10,392,975        13,938            8,485            4,651,087

Proposal 5 - Ratification of the Appointment of BDO USA, LLP as Our Independent Auditors

The proposal to approve, on a non-binding, advisory basis, the appointment of BDO USA, LLP as the Company’s independent auditors for 2019 as disclosed in the Company's proxy statement was approved based upon the following votes:

For            Against            Abstained
14,505,316        46,383            514,787

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: June 13, 2019	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer (Principal Financial Officer)